SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2004

Overnite Corporation

(Exact name of Registrant as specified in charter)

Virginia	000-24573	04-3770212
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1000 Semmes Avenue, Richmond, Virginia	23224
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 231-8000

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press release, dated April 27, 2004, issued by the Company.

Item 12. Results of Operations and Financial Condition.

On April 27, 2004, Overnite Corporation (the “Company”) issued a press release regarding its earnings for the first quarter ended March 31, 2004. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004

OVERNITE CORPORATION

By:	/s/ Patrick D. Hanley
Patrick D. Hanley
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press release, dated April 27, 2004, issued by the Company.

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